                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-94753) of Dean Foods Company of our report dated June 27, 2001 relating to the financial statements of Dean Foods Company Investment and Savings Plan, which appears in this Form 11-K.




/s/ PricewaterhouseCoopers LLP
------------------------------
Chicago, Illinois
June 27, 2001